UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/05/2006

NATCO GROUP INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-15603

DE	222906892
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2950 North Loop West, Suite 700, Houston, TX 77092
(Address of principal executive offices, including zip code)

713-683-9292
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01.    Regulation FD Disclosure

On June 5, 2006, NATCO Group Inc. announced that it received a letter of award from CARIGALI-PTTEPI OPERATING COMPANY SDN BHD (CPOC) for the sale of a $46.4 million process system utilizing NATCO's proprietary Cynara(R) membrane system technology used for separating carbon dioxide (CO2) from natural gas production streams. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated into this report by reference.

Item 9.01.    Financial Statements and Exhibits

Exhibits

99.1    Press release dated June 5, 2006 announcing CPOC Award

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATCO GROUP INC.

Date: June 05, 2006	By:	/s/ Richard W. FitzGerald
Richard W. FitzGerald
Senior Vice President & Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated June 5, 2006